UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2014 (November 26, 2014)

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
430 Airport Road Greeneville, Tennessee	37745
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s Board of Directors has elected Ronald W. Allen to its Board of Directors, effective November 26, 2014.

Mr. Allen previously served as a director of Forward Air from 2011 to 2013.  Mr. Allen retired as the Chief Executive Officer of Aaron’s, Inc., a leading lease-to-own company for furniture, appliances and electronics, in September 2014.  He served as the Chairman of Aaron’s, Inc.’s Board of Directors and as Aaron’s, Inc.’s President and Chief Executive Officer from November 2012 until April 2014.  Before being elected as Chairman of the Board of Aaron’s Inc., Mr. Allen served as President and Chief Executive Officer of Aaron’s, Inc. from February 2012 until November 2012, and as Interim President and Chief Executive Officer of Aaron’s, Inc. from November 2011 until February 2012.  Mr. Allen retired as the Chairman of the Board, President and Chief Executive Officer of Delta Air Lines, Inc. (“Delta”) in July 1997. From July 1997 through July 2005, Mr. Allen was a consultant to and Advisory Director of Delta. Mr. Allen has been a Director of The Coca-Cola Company since 1991 and Aircastle Limited since 2006. He previously served as a Director of Interstate Hotels & Resorts, Inc. from 2006 to 2010 and Guided Therapeutics Inc. from 2008 to January 31, 2014.

On November 26, 2014, in connection with his appointment to the Board and pursuant to the Company’s Amended and Restated Non-Employee Director Stock Plan, the Company granted Mr. Allen 995 restricted shares of the Company’s common stock that will vest on November 26, 2015.

There are no arrangements or understandings between Mr. Allen and any other persons pursuant to which Mr. Allen was selected as a director.  Mr. Allen will serve as a member of the Compensation Committee of the Board. There have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, in which the amount involved exceeds $120,000, and in which Mr. Allen has, or will have, a direct or indirect material interest. Mr. Allen does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or an executive officer. The Board has determined that Mr. Allen is an independent director under applicable Nasdaq rules.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

No.	Exhibit
99.1	Press Release of Forward Air Corporation dated November 26, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

.

FORWARD AIR CORPORATION

Date:	November 26, 2014	By:	/s/ Rodney L. Bell
Rodney L. Bell
Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

No.	Exhibit
99.1	Press Release of Forward Air Corporation dated November 26, 2014

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